UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 2, 2020

NXP Semiconductors N.V.
(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus
Eindhoven
Netherlands	5656 AG
(Address of principal executive offices)	(Zip code)

+31	40	2729999
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act      ☐

Item 7.01	Regulation FD Disclosure.
On March 1, 2020 at 6:00 PM EST, NXP Semiconductors N.V. (the “Company”) issued an update to its first quarter 2020 revenue guidance. A copy of the Company’s update is attached as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated March 1, 2020 entitled: “NXP Semiconductors Updates First Quarter 2020 Revenue Outlook Due to Potential Impact from the Coronavirus”.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXP Semiconductors N.V.

/s/ Peter Kelly
Name: Peter Kelly
Title: Executive Vice President and Chief Financial Officer

Date: March 2, 2020

NXP Semiconductors Updates First Quarter 2020 Revenue Outlook
Due to Potential Impact from the Coronavirus

EINDHOVEN, The Netherlands, March 1, 2020 - NXP Semiconductors N.V. (NASDAQ: NXPI) today provided an update to its first quarter 2020 revenue guidance due to potential impacts from the novel coronavirus (“COVID 19”).

“Subsequent to our earnings call on February 3rd, we now believe that our expectations for total revenue in the first quarter of 2020 will be reduced due to the impact of the coronavirus,” said Richard Clemmer, NXP Chief Executive Officer. “Getting our arms around the actual business impact of the virus has been a challenge given the fluid and dynamic situation, but we want to stress that the most important thing at this stage is the health and safety of all our NXP team members and their families. From a business perspective, the impact is very much an estimate at this time, based on business trends over the last several weeks post the Lunar New Year holiday. What we have seen is lower than expected sell-through and order push outs in both our distribution channel and with direct customers. While we have not seen any material order cancellations, we currently expect the impact to revenue in the first quarter to be in the range of $50 million to $150 million. At the lower end of this range, the $50 million impact is what we’ve actually seen so far, with the weakness most pronounced in the weeks after the Lunar New Year holiday, however, we have now seen more normal order levels in the last two weeks. The $150 million upper range is estimated on a scenario where we would see a return of weakness in the coming weeks, like what we saw right after Lunar New Year. We need to stress that these assumptions are based on less than perfect data, as the situation in China continues to be highly fluid.”

Conference Call and Webcast Information

NXP will host a conference call on Monday March 2, 2020 at 8:00 a.m. U.S. Eastern Time (2:00 p.m. Central European Time) to address questions analyst and investor questions.

Interested parties may join the conference call by dialing 1 - 888 - 603 - 7644 (within the U.S.) or 1 - 484 - 747 - 6631 (outside of the U.S.). The participant pass-code is 8352358. To listen to a webcast of the event, please visit the Investor Relations section of the NXP website at https://investors.nxp.com. The webcast will be recorded and available for replay shortly after the call concludes.

About NXP Semiconductors
NXP Semiconductors N.V. (NASDAQ: NXPI) enables secure connections for a smarter world, advancing solutions that make lives easier, better, and safer. As the world leader in secure connectivity solutions for embedded applications, NXP is driving innovation in the automotive, industrial & IoT, mobile, and communication infrastructure markets. Built on more than 60 years of combined experience and expertise, the company has approximately 30,000 employees in more than 30 countries and posted revenue of $8.88 billion in 2019. Find out more at www.nxp.com.

Forward-looking Statements
This document includes forward-looking statements which include statements regarding NXP’s business strategy, financial condition, results of operations, and market data, as well as any other statements which are not historical facts. By their nature, forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These factors, risks and uncertainties include the following: market demand and semiconductor industry conditions; the ability to successfully introduce new technologies and products; the end-market demand for the goods into which NXP’s products are incorporated; the ability to generate sufficient cash, raise sufficient capital or refinance corporate debt at or before maturity; the ability to meet the combination of corporate debt service, research and development and capital investment requirements; the ability to accurately estimate demand and match manufacturing production capacity accordingly or obtain supplies from third-party producers; the access to production capacity from third-party outsourcing partners; any events that might affect third-party business partners or NXP’s relationship with them, including the outbreak of COVID-19 or the requirements to suspend activities with customers or suppliers because of changing import and export regulations; the ability to secure adequate and timely supply of equipment and materials from suppliers; the ability to avoid operational problems and product defects and, if such issues were to arise, to correct them quickly; the ability to form strategic partnerships and joint ventures and to successfully cooperate with alliance partners; the ability to win competitive bid selection processes to develop products for use in customers’ equipment and products; the ability to achieve targeted efficiencies and cost savings; the ability to successfully hire and retain key management and senior product architects; and, the ability to maintain good relationships with our suppliers. In addition, this document contains information concerning the semiconductor industry and NXP’s business generally, which is forward-looking in nature and is based on a variety of assumptions regarding the ways in which the semiconductor industry, NXP’s markets and product areas may develop. NXP has based these assumptions on information currently available, if any one or more of these assumptions turn out to be incorrect, actual results may differ from those predicted. While NXP does not know what impact any such differences may have on its business, if there are such differences, its future results of operations and its financial condition could be materially adversely affected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak to results only as of the date the statements were made. Except for any ongoing obligation to disclose material information as required by the United States federal securities laws, NXP does not have any intention or obligation to publicly update or revise any forward-looking statements after we distribute this document, whether to reflect any future events or circumstances or otherwise. For a discussion of potential risks and uncertainties, please refer to the risk factors listed in our SEC filings. Copies of our SEC filings are available on our Investor Relations website, www.nxp.com/investor or from the SEC website, www.sec.gov

For further information, please contact:

Investors:                                    Media:
Jeff Palmer                                    Jacey Zuniga
jeff.palmer@nxp.com                                 jacey.zuniga@nxp.com
+1 408 518 5411                                +1 512 895 7398

NXP-Corp